UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
July 29, 2005
(Date of earliest event reported)

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

363 N. Sam Houston Parkway E., Suite 1200 Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 876-0120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On July 31st, 2005, Brian P. Ault, the VP Operations Rocky Mountains of Ultra Petroleum Corp. (the “Company”) retired from the Company, effective July 31, 2005.  On July 29th, 2005, the Company issued the press release attached as Exhibit 99.1 announcing Mr. Ault’s retirement.

Section 9 — Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

          (c)   Exhibits

Exhibit Number	Title of Document

99.1	Press release dated July 29th, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

August 1, 2005	By:	/s/ DAVID RUSSELL

	Name:	David Russell
	Title:	Director Investor Relations

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated July 29, 2005